UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 4, 2011

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Celina Drive, Suite 17-18, Nashua, NH    03063

(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number, including area code  (781) 505-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

On April 4, 2011, the Audit Committee of the Board of Directors of Ezenia! Inc. (the “Company”) voted to dismiss McGladrey & Pullen, LLP (“McGladrey”) as the Company’s independent public accountants effective April 4, 2011.  At the same time, the Audit Committee voted to engage Moody, Famiglietti & Andronico (“MFA”) as the Company’s independent public accountants, effective April 4, 2011, to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2011.

The audit report of McGladrey on the financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2010 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of McGladrey on the Company’s financial statements for fiscal year 2010 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern. In connection with the audit of the financial statements of the Company for the fiscal year ended December 31, 2010 and through April 4, 2011, the Company had no disagreement with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of McGladrey, would have caused them to make reference to such disagreement in their reports for such periods, nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

McGladrey acquired the assets of Caturano and Company, Inc. (“Caturano”), the Company’s former independent registered public accounting firm through August 18, 2010.  As a result, as reported in the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2010, Caturano resigned as the independent registered public accounting firm for the Company and, concurrent with such resignation, the Company’s Audit Committee approved the engagement of McGladrey as its independent registered public accounting firm.

McGladrey was provided a copy of the above disclosure and was requested to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  The letter from McGladrey is attached as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2009 and December 31, 2010 and through the date hereof, the Company did not consult with MFA regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company and its subsidiaries, nor any matter that was the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits.

16.1                           Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission dated April 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: April 13, 2011	By:	/s/ Thomas J. McCann
Thomas J. McCann
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission dated April 13, 2011.